CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of Vestaur Securities Fund (the "Registrant") on Form N-CSR for the period ended November 30, 2004, as filed with the Securities and Exchange Commission (the "Reports"), I, Carol A. Kosel, Principal Financial Officer of Vestaur Secrurities Fund, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 26, 2005

_________________
Carol A. Kosel

Principal Financial Officer
Vestaur Securities Fund

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the annual reports of Vestaur Securities Fund (the "Registrant") on Form N-CSR for the period ended November 30, 2004, as filed with the Securities and Exchange Commission (the "Reports"), I, Glen T. Insley, Principal Executive Officer of Vestaur Securities Fund, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 26, 2005

____________________
Glen T. Insley

Principal Executive Officer
Vestaur Securities Fund

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.